EXHIBIT 10.9f

DATED	10 OCTOBER 2016
(1) KOIDU LIMITED (2) OCTEA LIMITED (3) BSG RESOURCES LIMITED (4) LAURELTON DIAMONDS, INC.
SIXTH AMENDMENT AGREEMENT RELATING TO A US$50,000,000 AMORTISING TERM LOAN FACILITY AGREEMENT DATED 30 MARCH 2011

CONTENTS

CLAUSE		PAGE

1	Definitions and Interpretation	1
2	Amendments	2
3	Continuity and Further Assurance	3
4	Obligors	3
5	Existing Security	3
6	Miscellaneous	4
7	Governing Law and Jurisdiction	4
8	Existing Defaults	4

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THIS SIXTH AMENDMENT AGREEMENT (the “Amendment Agreement”) is dated 10 October 2016 and made between:

(1)
KOIDU LIMITED (formerly Koidu Holdings S.A.), a company incorporated in the British Virgin Islands with registered number 552189 and which is registered to carry on business in Sierra Leone under registration number C.F.(F) 8/2003 (the “Original Borrower”);

(2)	OCTEA LIMITED (formerly BSGR Diamonds Ltd.), a company incorporated in the British Virgin Islands with registered number 615683 (“Octea”);

(3)	BSG RESOURCES LIMITED, a company incorporated in Guernsey with registered number 46565 (the “Guarantor”); and

(4)	LAURELTON DIAMONDS, INC., a company incorporated under the laws of the State of Delaware, United States of America with registered number 01-0715717 (the “Original Lender”).

WHEREAS:

(A)
The Original Borrower, Octea, the Guarantor and the Original Lender are parties to a US$50,000,000 amortising term loan facility agreement dated 30 March 2011, as amended by amendment agreements dated 10 May 2011, 12 February 2013, 29 March 2013, 31 March 2014, and 30 April 2015 (collectively, the “Facility Agreement”).

(B)
In accordance with Clause 29 (Amendments and waivers) of the Facility Agreement, the Parties wish to amend the Facility Agreement on the terms and subject to the conditions set out in this Amendment Agreement.

AGREED TERMS

1	Definitions and Interpretation

1.1	Definitions

In this Amendment Agreement:

“Amended Facility Agreement” means the Facility Agreement as amended by this Amendment Agreement.

1.2	Incorporation of Defined Terms

1.2.1	Terms defined in the Facility Agreement shall, unless otherwise defined herein, have the same meaning in this Amendment Agreement.

1.2.2	The principles of construction set out in Clause 1.2 (Construction) of the Facility Agreement shall have effect as if set out in this Amendment Agreement mutatis mutandis.

1.2.3	This Amendment Agreement is intended to take effect as a deed notwithstanding that certain parties may have executed it under hand only.

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1.3	Clauses

1.3.1	In this Amendment Agreement, any reference to a “Clause” is, unless the context otherwise requires, a reference to a Clause to this Amendment Agreement.

1.3.2	Clause headings are for ease of reference only.

1.4	Designation as a Finance Document

In accordance with the Facility Agreement, the Parties designate this Amendment Agreement as a Finance Document.

1.5	Representations and Warranties

1.5.1.	The Original Lender has entered into this Amendment Agreement in reliance on the following representations.

1.5.2.	Each Obligor party hereto hereby represents and warrants on the date of this Amendment Agreement that:

(a)	the Repeating Representations are true and would also be true if references to the Facility Agreement were construed as references to this Amendment Agreement;

(b)	no Default is continuing (except for Defaults for which Obligors have already notified the Original Lender) or would occur as a result of entering into this Amendment Agreement; and

(c)
the entry into and performance by it of, and the transactions contemplated by, this Amendment Agreement does not and will not conflict with any agreement or instrument binding upon it or any of its assets or constitute a default or termination event (however described) under any such agreement or instrument.

2	AMENDMENTS

With effect from the date of this Amendment Agreement:

2.1	the Facility Agreement shall be amended as follows:

2.1.1	deleting the definitions of “Transfer Certificate” and “Transfer Date” in Clause 1.1 (Definitions) of the Facility Agreement.

2.1.2	deleting Schedule 4 (Form of Transfer Certificate) to the Facility Agreement.

2.1.3	the reference to “Clause 20” in Clause 13.1.1(a) of the Facility Agreement shall hereafter be deemed to be a reference to “Clause 21.”

2.1.4
deleting Clause 21.1 (Transfers by the Lender) and Clause 21.2 (Procedure for transfer) of the Facility Agreement in their entirety and replacing said Clause 21.1 (Transfers by the Lender) with the following:

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“21.1    Transfers by the Lender

21.1.1	The Existing Lender may transfer at any time by novation all (but not part) of its rights and obligations under the Finance Documents to any other person (the “New Lender”).

21.1.2	Until such time as the Borrower receives written notice with respect to any such transfer, the Borrower may continue to assume that the Existing Lender is the Lender for all purposes hereunder.”

3	CONTINUITY AND FURTHER ASSURANCE

3.1	Continuing Obligations

The provisions of the Facility Agreement shall, save as amended hereby, continue in full force and effect, and nothing set forth herein shall be deemed to be a waiver of any Default as in effect as of the date hereof.

3.2	Further Assurance

The Obligors shall do all such acts and things necessary to give effect to the amendments effected or to be effected pursuant to this Amendment Agreement.

4	OBLIGORS

On the date of this Amendment Agreement, each Obligor confirms its acceptance of the Amended Facility Agreement and agrees that it is bound as an Obligor by the terms of the Amended Facility Agreement.

5	EXISTING SECURITY

On the date of this Amendment Agreement, each Obligor confirms, acknowledges and agrees that:

5.1.1
any Security created by it under the Transaction Security Documents ranks as a continuing security for the payment and discharge of the Secured Liabilities (as defined in the Transaction Security Documents) including, without limitation, all present and future monies, obligations and liabilities owed by each Obligor to the Lender, whether actual or contingent and whether owed jointly or severally, as principal or surety and/or in any other capacity, under or in connection with the Amended Facility Agreement and extends to the obligations of the Obligors under the Finance Documents (including the Amended Facility Agreement);

5.1.2
the obligations of the Obligors arising under the Amended Facility Agreement are included in the definition of the Secured Liabilities (as defined in the Transaction Security Documents) subject to any limitations set out in the Transaction Security Documents; and

5.1.3	any Security created under the Transaction Security Documents shall continue in full force and effect in all respects and the Transaction Security

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Documents and this Amendment Agreement shall be read and construed together.

6	MISCELLANEOUS

6.1	Incorporation of provisions

The provisions of Clause 25 (Notices), Clause 27 (Partial Invalidity) and Clause 33 (Arbitration) of the Facility Agreement shall be incorporated into this Amendment Agreement as if set out in full herein and as if references in those Clauses to “this Agreement” or “the Finance Documents” are references to this Amendment Agreement.

6.2	Counterparts

This Amendment Agreement may be executed in any number of counterparts, and by each Party on separate counterparts. Each counterpart is an original, but all counterparts shall together constitute one and the same instrument. Delivery of a counterpart of this Amendment Agreement by e-mail attachment or fax shall be an effective mode of delivery.

7	GOVERNING LAW AND JURISDICTION

This Amendment Agreement and any non-contractual obligations arising out of or in connection with it are governed by English law.

8	EXISTING DEFAULTS

The Lender has certain rights and remedies with respect to certain Defaults that have occurred and are continuing under the terms of the Amended Facility Agreement and the other Finance Documents as well as applicable law, and the Lender is presently evaluating all available courses of action. Accordingly, without waiving any such Defaults, the Lender reserves all of its rights and remedies under the Amended Facility Agreement, each other Finance Document and applicable law. The Lender’s voluntary forbearance, if any, from exercising any of its rights or remedies is not intended (and should not be construed) as a waiver of any of the Lender’s rights and remedies with respect thereto, all of which are hereby reserved and preserved by the Lender.

Executed as a deed and delivered on the date appearing at the beginning of this Amendment Agreement.

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EXECUTION PAGE

The Original Borrower EXECUTED and DELIVERED as a Deed by Koidu Limited acting by its duly authorised director, Peter Driver	) ) )	/s/ Peter Driver

Octea EXECUTED and DELIVERED as a Deed by Octea Limited acting by its duly authorised director, Peter Driver	) ) )	/s/ Peter Driver

The Guarantor SIGNED as a Deed by for and on behalf of BSG Resources Limited acting by its duly authorised director(s) Director	) ) )	/s/ Peter Driver

The Original Lender SIGNED by Andrew W. Hart for and on behalf of Laurelton Diamonds, Inc.	) ) )	/s/ Andrew W. Hart

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